                                    SCHEDULE 14A
                          Information Required in Proxy Statement
                                       (Rule 14a-101)
                                  SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the Securities
                                    Exchange Act of 1934
                                      (Amendment No. )

Filed by the Registrant                         / X /
Filed by a Party other than the Registrant      /    /

Check the appropriate box:
/ X  /  Preliminary Proxy Statement
/    /  Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))
/    /  Definitive Proxy Statement
/    /  Definitive Additional Materials
/    /  Soliciting Material Pursuant to Rule 14a-12

                                OPPENHEIMER INTEGRITY FUNDS

                      (Name of Registrant as Specified in its Charter)

            (Name of Person(s) Filing Proxy Statement if Other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/ X / No fee required.
/  /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3)   Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

/  /  Fee paid previously with preliminary materials.
/  /  Check  box if any  part  of the  fee is  offset  as  provided  by
      Exchange  Act  Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid  previously.
      Identify  the  previous  filing  by  registration  statement  number, or the Form or Schedule and the date of its filing.
(1)   Amount Previously Paid:

(2)   Form, Schedule or Registration Statement No.:

(3)   Filing Party:

(4)   Date Filed:

PROXY CARD               OPPENHEIMER BOND FUND,
                   a series of OPPENHEIMER INTEGRITY FUNDS

  PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 14, 2005

The  undersigned,  revoking  prior  proxies,  hereby  appoints  Brian  Wixted,
Philip  Vottiero,  and Kathleen Ives,  and each of them, as  attorneys-in-fact and  proxies  of the  undersigned,  with full power of  substitution,  to vote shares held in the name of the  undersigned  on the record date at the Special
Meeting of  Shareholders  of Oppenheimer  Bond Fund (the "Fund") to be held at
6803 South Tucson Way,  Centennial,  Colorado,  80112, on January 14, 2005, at
1:00 P.M.  Mountain time, or at any  adjournment  thereof,  upon the proposals described in the Notice of Meeting and  accompanying  Proxy  Statement,  which have been received by the undersigned.

This proxy is solicited  on behalf of the Fund's  Board of  Trustees,  and all proposals  (set  forth on the  reverse  side of this  proxy  card)  have  been proposed by the Board of Trustees.  When  properly  executed,  this proxy will be voted as  indicated  on the  reverse  side or "FOR" a proposal if no choice is indicated.  The proxy will be voted in accordance  with the proxy  holders'
best judgment as to any other matters that may arise at the Meeting.

                              VOTE VIA THE TELEPHONE:  1-866-241-6192
                              999  9999  9999  999

                              Note:  Please sign this proxy  exactly as your
                              name  or  names  appear  hereon.   Each  joint
                              owner   should   sign.   Trustees   and  other
                              fiduciaries  should  indicate  the capacity in
                              which   they   sign.    If   a    corporation,
                              partnership  or other entity,  this  signature
                              should   be   that   of  a   duly   authorized
                              individual who should state his or her title.

                              Signature

                              Signature of joint owner, if any

                              Date                                OBF_14646

PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY
IN THE ENCLOSED ENVELOPE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example: [ ]
                                                    FOR     WITHHOLD    FOR ALL
1. To elect a Board of Trustees:                    ALL     AUTHORITY   EXCEPT
                                                            FOR ALL
01  Robert G. Avis              02  John V. Murphy  03  William L. Armstrong
04  Jon S. Fossel               05  George C. Bowen 06  Edward L. Cameron
07  Robert J. Malone            08  Sam Freedman    09  Beverly L. Hamilton
10  F. William Marshall, Jr.                       [  ]       [  ]     [  ]

If you wish to withhold authority to vote your shares "FOR" a particular nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number(s) on the line provided below. Your shares will be voted "FOR" any remaining nominee(s).

------------------------------------------------------------------------------------------------------
                                                    FOR     AGAINST    ABSTAIN
2. To approve a modification to the Fund's
   investment objective.
                                                    [  ]    [  ]       [  ]

             OPPENHEIMER INTEGRITY FUNDS, on behalf of its series
                            OPPENHEIMER BOND FUND

                 6803 South Tucson Way, Centennial, CO 80112

                  Notice Of Special Meeting Of Shareholders
                         To Be Held January 14, 2005

To The Shareholders of Oppenheimer Bond Fund:

Notice is  hereby  given  that a  Special  Meeting  of the  Shareholders  (the
"Meeting")  of  Oppenheimer  Bond Fund (the "Fund") will be held at 6803 South
Tucson Way,  Centennial,  Colorado,  80112,  at 1:00 P.M.  Mountain  time,  on
January 14, 2005 and any adjustments thereof.

During  the  Meeting,  shareholders  of the Fund  will  vote on the  following proposals:

1.    To elect a Board of Trustees;

2.    To modify the Fund's investment objective; and

3.    To  transact  such  other  business  as may  properly  come  before  the
      Meeting, or any adjournments thereof.

Shareholders  of record  at the  close of  business  on  November  1, 2004 are entitled to vote at the Meeting.  The  proposals  are more fully  discussed in the attached  Proxy  Statement.  Please read it carefully  before  telling us, through  your proxy or in person,  how you wish your  shares to be voted.  The
Board of Trustees of the Fund  recommends a vote to elect each of the nominees as Trustee and in favor of each proposal.  WE URGE YOU TO MARK, SIGN, DATE AND
MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,

Robert G. Zack, Secretary
November 22, 2004

                  PLEASE RETURN YOUR PROXY BALLOT PROMPTLY.
          YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

                                                                             285

TABLE OF CONTENTS

                                                                          Page

Questions and Answers

Proxy Statement

Proposal 1: To Elect a Board of Trustees

Proposal 2: To Approve a Modification to the Fund's Investment Objective

Information About the Fund

Further Information About Voting and the Meeting

Other Matters

                         OPPENHEIMER INTEGRITY FUNDS
                           on behalf of its series
                            OPPENHEIMER BOND FUND

                 6803 South Tucson Way, Centennial, CO 80112

                               PROXY STATEMENT

QUESTIONS AND ANSWERS

Q.  Who is Asking for My Vote?

A.  The  Trustees  of  Oppenheimer  Bond Fund (the  "Fund") are asking that you vote on two matters at the Special  Meeting of  Shareholders  to be held on
    January 14, 2005.

Q.  Who is Eligible to Vote?

A. Shareholders  of record at the close of  business  on  November 1, 2004 are entitled  to  vote  at the  Meeting  or  any  adjournment  of the  Meeting.
   Shareholders  are  entitled  to cast one vote per share  (and a  fractional vote for a fractional  share) for each matter presented at the Meeting.  It is expected  that the Notice of Meeting,  Proxy Ballot and Proxy  Statement
   will be mailed to shareholders of record on or about November 22, 2004.

Q.  On What Matters Am I Being Asked to Vote?

A.  You are being asked to vote on the following proposals:

1.  To elect a Board of Trustees; and

2.  To approve a  modification  to the Fund's  investment  objective so that the Fund "seeks total return by investing mainly in debt instruments."

Q.  How do the Trustees Recommend that I Vote?

A.  The Trustees recommend that you vote:

1.  FOR election of all nominees as Trustees; and

2.  FOR the modification to the Fund's investment objective.

Q.  What  are  the  Reasons  for the  Proposed  Modification  to the  Fund's
    Investment Objective?

A.  As  described  more  fully in  Proposal 2 below,  the Board of  Trustees believes that the proposed  modification to the Fund's Investment Objective will  provide the Fund more  investment  flexibility  as market  conditions change  (favoring  income or capital growth at various times) and will help achieve better-risk adjusted and relative returns.

Q.  How Can I Vote?

A.  You can vote in three (3) different ways:

o   By mail, with the enclosed ballot
o   In person at the Meeting (if you are a record owner)
o   By telephone (please see the insert for instructions)

    Voting by telephone is convenient and can help reduce the Fund's  expenses.
    Whichever method you choose,  please take the time to read the full text of the proxy statement before you vote.

    Please be advised  that the  deadline  for voting by telephone is 3:00 P.M.
    Eastern time ("ET") on the last business day before the Meeting.

Q.  How Will My Vote Be Recorded?

A.  Proxy ballots that are properly  signed,  dated and received at or prior to the Meeting, or any adjournment thereof, will be voted as specified.  If you  specify a vote for any of the  proposals,  your proxy will be voted as indicated.  If you sign and date the  proxy  ballot,  but do not  specify a vote for one or more of the  proposals,  your shares will be voted in favor of the Trustees' recommendations.  Telephonic  votes  will  be  recorded according  to the  telephone  voting  procedures  described in the "Further
    Information About Voting and the Meeting" section of the Proxy Statement.

How Can I Revoke My Proxy?

A.  You may revoke your proxy at any time before it is voted by  forwarding  a written  revocation  or a  later-dated  proxy  ballot  to the Fund that is received at or prior to the Meeting,  or any  adjournment  thereof,  or by attending the Meeting,  or any adjournment  thereof,  and voting in person
    (if you are a record  owner).  Please be  advised  that the  deadline  for revoking  your proxy by telephone is 3:00 P.M.  (ET) on the last  business day before the Meeting.

Q.  How Can I Get More Information About the Fund?

A.  Copies of the Fund's Annual Report dated  December 31, 2003 and  Semi-Annual
    Report dated June 30, 2004 have previously been mailed to  Shareholders.  If you  would  like  to  have  copies  of the  Fund's  most  recent  Annual  or
    Semi-Annual  Report sent to you free of charge,  please call us toll-free at
    1.800.708.7780,  write to the Fund at  OppenheimerFunds  Services,  P.O. Box
    5270,  Denver,  Colorado  80217-5270 or visit the Oppenheimer  funds website at www.oppenheimerfunds.com.

Q.  Whom Do I Call If I Have Questions?

A.  Please call us at 1.800.708.7780.

The proxy statement is designed to furnish  shareholders  with the information necessary to vote on the matters  coming  before the Meeting.  If you have any questions, please call us at 1.800.708.7780.

                            OPPENHEIMER BOND FUND

                  (a series of OPPENHEIMER INTEGRITY FUNDS)

                 6803 South Tucson Way, Centennial, CO 80112

                               PROXY STATEMENT

                       Special Meeting of Shareholders
                         To Be Held January 14, 2005

This statement is furnished to the  shareholders of Oppenheimer Bond Fund (the
"Fund") in connection  with the  solicitation  by the Fund's Board of Trustees of proxies to be used at a special meeting of shareholders  (the "Meeting") to be held at 6803 South Tucson Way,  Centennial,  Colorado,  80112, at 1:00 P.M.
Mountain time, on January 14, 2005, or any adjournment  thereof.  Shareholders of record at the close of business  on  November 1, 2004 are  entitled to vote at the Meeting.  It is expected that the mailing of this Proxy  Statement will be made on or about November 22, 2004.

                             SUMMARY OF PROPOSALS

-------------------------------------------------------------------------------
      Proposal                                         Shareholders Voting
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1.    To Elect a Board of Trustees                     All
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
2.    To Approve a modification to the Fund's          All
      Investment Objective
-------------------------------------------------------------------------------

                       PROPOSAL 1: ELECTION OF TRUSTEES

At the Meeting,  ten (10) Trustees are to be elected. If elected, the Trustees will serve  indefinite  terms until their  successors are properly elected and qualified.  The persons named as  attorneys-in-fact in the enclosed proxy have advised  the Fund  that,  unless a proxy  ballot  instructs  them to  withhold authority  to vote for all listed  nominees  or any  individual  nominee,  all validly  executed  proxies  will  be  voted  for  the  election  of all of the nominees named below.

As a  Massachusetts  business  trust,  the Fund is not required,  and does not intend,  to hold  annual  shareholder  meetings  for the  purpose of  electing
Trustees.  As a result, if elected,  the Trustees will hold office until their successors are duly elected and shall have  qualified.  If a nominee should be unable  to accept  election,  serve  his or her term or  resign,  the Board of
Trustees may,  subject to the  Investment  Company Act of 1940 (referred to in this proxy  statement as the  "Investment  Company Act"),  in its  discretion, select another person to fill the vacant position.

Although the Fund will not normally hold annual meetings of its  shareholders, it may hold shareholder  meetings from time to time on important matters,  and shareholders  have the right to call a meeting  to remove a Trustee or to take other action  described in the Fund's  Declaration  of Trust.  Also, if at any
time, less than a majority of the Trustees  holding office has been elected by
the   shareholders,   the  Trustees  then  in  office  will  promptly  call  a
shareholders' meeting for the purpose of electing Trustees.

Each of the nominees  currently  serves as a Trustee of the Fund.  Each of the nominees  has  consented  to be named as such in this proxy  statement  and to serve as Trustee if elected.  All present Trustees of the Fund have previously been  elected by the Fund's  shareholders,  except for Mrs.  Hamilton  and Mr.
Malone who were  appointed as Trustees  effective  June 1, 2002 and Mr. Murphy who was appointed as a Trustee  effective  October 2001.  Each of the Trustees serves as trustee or  director  of other  funds in the  Oppenheimer  family of funds.  The Oppenheimer  funds on which each of the Trustees  currently serves are referred to as "Board II Funds" in this proxy statement.

Except for Mr. Murphy,  each of the Trustees is an independent  trustee of the
Fund ("Independent  Trustee").  Mr. Murphy is an "Interested Trustee" (as that term is  defined  in the  Investment  Company  Act) of the Fund  because he is affiliated  with  OppenheimerFunds,  Inc.  (the  "Manager")  by  virtue of his positions as an officer and director of the Manager,  and as a shareholder  of its parent  company.  Mr.  Murphy was  appointed as a Trustee of the Fund with the  understanding  that in the  event he  ceases  to be the  chief  executive officer of the Manager,  he will resign as a trustee of the Fund and the other
Board II Funds for which he is a trustee or director.

The  Fund's  Trustees  and  length  of  service  as  well as  their  principal occupations  and business  affiliations  during the past five years are listed below.  The  information  for the Trustees  also  includes the dollar range of shares  of  the  Fund  as  well  as  the  aggregate  dollar  range  of  shares beneficially owned in any of the Oppenheimer funds overseen by the Trustees.

The  address  of each  Trustee  in the  chart  below  is 6803 S.  Tucson  Way,
Centennial,  CO 80112-3924.  If elected, each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

-------------------------------------------------------------------------------------
                         Nominees for Independent Trustees
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,               Principal Occupation(s) During Past 5     Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
Position(s) Held    Years;                                    Range of   Any of the
with Fund,          Other Trusteeships/Directorships Held by  Shares     Oppenheimer
Length of Service   Trustee;                                  BeneficiallFunds
and                 Number of Portfolios in Fund Complex      Owned in   Overseen
Age                 Currently Overseen by Trustee             the Fund   by Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                              As of __________, 2004
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
William L.          Chairman   of   the   following   private            Over
Armstrong,          mortgage banking companies:  Cherry Creek            $100,000
Chairman and        Mortgage     Company     (since    1991),
Trustee since 1999  Centennial  State Mortgage Company (since
Age: 67             1994),   The  El  Paso  Mortgage  Company
                    (since   1993),    Transland    Financial
                    Services,  Inc. (since 1997); Chairman of
                    the following  private  companies:  Great
                    Frontier  Insurance   (insurance  agency)
                    (since    1995),     Ambassador     Media
                    Corporation and Broadway  Ventures (since
                    1984);   a  director  of  the   following
                    public  companies:   Helmerich  &  Payne,
                    Inc.  (oil  and  gas  drilling/production
                    company)  (since 1992) and  UNUMProvident
                    (insurance  company)  (since  1991).  Mr.
                    Armstrong is also a  Director/Trustee  of
                    Campus   Crusade   for   Christ  and  the
                    Bradley  Foundation.  Formerly a director
                    of  the  following:   Storage  Technology
                    Corporation  (a  publicly-held   computer
                    equipment company)  (1991-February 2003),
                    and  International  Family  Entertainment
                    (television     channel)     (1992-1997),
                    Frontier Real Estate,  Inc.  (residential
                    real estate brokerage)  (1994-1999),  and
                    Frontier Title (title  insurance  agency)
                    (1995-June    1999);   a   U.S.   Senator
                    (January  1979-January 1991). Oversees 38
                    portfolios   in   the    OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Avis,     Formerly,  Director and President of A.G.            Over
Trustee since 1993  Edwards  Capital,  Inc.  (General Partner            $100,000
Age: 73             of private equity funds) (until  February
                    2001);  Chairman,   President  and  Chief
                    Executive   Officer   of   A.G.   Edwards
                    Capital,  Inc.  (until March 2000);  Vice
                    Chairman  and  Director of A.G.  Edwards,
                    Inc. and Vice Chairman of A.G.  Edwards &
                    Sons,   Inc.   (its   brokerage   company
                    subsidiary) (until March 1999);  Chairman
                    of A.G.  Edwards Trust Company and A.G.E.
                    Asset  Management   (investment  advisor)
                    (until  March   1999);   and  a  Director
                    (until  March  2000)  of A.G.  Edwards  &
                    Sons  and  A.G.  Edwards  Trust  Company.
                    Oversees    38    portfolios    in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
George C. Bowen,    Formerly   Assistant   Secretary   and  a            Over
Trustee since 1998  director  (December  1991-April  1999) of            $100,000
Age: 68             Centennial Asset Management  Corporation;
                    President,   Treasurer   and  a  director
                    (June   1989-April  1999)  of  Centennial
                    Capital   Corporation;   Chief  Executive
                    Officer  and a  director  of  MultiSource
                    Services,  Inc. (March  1996-April 1999).
                    Until April 1999 Mr.  Bowen held  several
                    positions  in  subsidiary  or  affiliated
                    companies  of the  Manager.  Oversees  38
                    portfolios   in   the    OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Edward L. Cameron,  A  member  of The  Life  Guard  of  Mount            $50,001-
Trustee since 1999  Vernon,  George  Washington's home (since           $100,000
Age: 66             June  2000).   Formerly  Director  (March
                    2001-May  2002) of Genetic ID,  Inc.  and
                    its   subsidiaries   (a  privately   held
                    biotech   company);   a   partner   (July
                    1974-June            1999)           with
                    PricewaterhouseCoopers       LLP      (an
                    accounting   firm);  and  Chairman  (July
                    1994-June  1998) of Price  Waterhouse LLP
                    Global  Investment   Management  Industry
                    Services  Group.  Oversees 38  portfolios
                    in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Jon S. Fossel,      Director  (since  February 1998) of Rocky            Over
Trustee since 1990  Mountain      Elk      Foundation      (a            $100,000
Age: 61             not-for-profit  foundation);  a  director
                    (since  1997) of  Putnam  Lovell  Finance
                    (finance  company);   a  director  (since
                    June   2002)   of    UNUMProvident    (an
                    insurance  company).  Formerly a director
                    (October   1999-October   2003)  of  P.R.
                    Pharmaceuticals    (a   privately    held
                    company);  Chairman and a director (until
                    October  1996)  and  President  and Chief
                    Executive  Officer  (until  October 1995)
                    of   the   Manager;    President,   Chief
                    Executive  Officer and a director  (until
                    October 1995) of Oppenheimer  Acquisition
                    Corp.,  Shareholders  Services  Inc.  and
                    Shareholder   Financial  Services,   Inc.
                    Oversees    38    portfolios    in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Sam Freedman,       Director    of    Colorado    Uplift   (a            Over
Trustee since 1996  non-profit   charity)  (since   September            $100,000
Age: 63             1984).  Formerly (until October 1994) Mr.
                    Freedman   held   several   positions  in
                    subsidiary  or  affiliated  companies  of
                    the Manager.  Oversees 38  portfolios  in
                    the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Beverly L.          Trustee   of    Monterey    International           $50,001-
Hamilton,           Studies  (an  educational   organization)          $100,000
Trustee since 2002  (since  February 2000); a director of The
Age:  58            California   Endowment  (a  philanthropic
                    organization)  (since  April 2002) and of
                    Community  Hospital of Monterey Peninsula
                    (educational     organization)     (since
                    February  2002);  a  director  of America
                    Funds   Emerging   Markets   Growth  Fund
                    (since   October  1991)  (an   investment
                    company);  an  advisor  to Credit  Suisse
                    First  Boston's  Sprout  venture  capital
                    unit.  Mrs.  Hamilton also is a member of
                    the   investment    committees   of   the
                    Rockefeller   Foundation   and   of   the
                    University    of   Michigan.    Formerly,
                    Trustee   of   MassMutual   Institutional
                    Funds   (open-end   investment   company)
                    (1996-May   2004);   a  director  of  MML
                    Series  Investment  Fund (April  1989-May
                    2004) and MML  Services  (April  1987-May
                    2004) (investment  companies);  member of
                    the investment  committee  (2000-2003) of
                    Hartford     Hospital;     an     advisor
                    (2000-2003)   to   Unilever   (Holland)'s
                    pension  fund;  and  President  (February
                    1991-April   2000)  of  ARCO   Investment
                    Management    Company.     Oversees    37
                    portfolios   in   the    OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert J. Malone,   Chairman,  Chief  Executive  Officer  and            Over
Trustee since 2002  Director of Steele  Street  State Bank (a            $100,000
Age: 60             commercial  banking entity) (since August
                    2003);  director  of  Colorado  UpLIFT (a
                    non-profit  organization)  (since  1986);
                    trustee  (since  2000)  of the  Gallagher
                    Family       Foundation       (non-profit
                    organization).   Formerly,   Chairman  of
                    U.S.  Bank-Colorado (a subsidiary of U.S.
                    Bancorp and  formerly  Colorado  National
                    Bank,)  (July   1996-April  1,  1999),  a
                    director of: Commercial  Assets,  Inc. (a
                    REIT) (1993-2000),  Jones Knowledge, Inc.
                    (a  privately  held  company)  (2001-July
                    2004)  and U.S.  Exploration,  Inc.  (oil
                    and   gas   exploration)   (1997-February
                    2004).  Oversees  37  portfolios  in  the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
F. William          Trustee   of   MassMutual   Institutional            Over
Marshall, Jr.,      Funds   (since   1996)  and  MML   Series            $100,000
Trustee since 2000  Investment   Fund   (since   1987)  (both
Age: 62             open-end  investment  companies)  and the
                    Springfield     Library     and    Museum
                    Association  (since 1995)  (museums)  and
                    the    Community    Music    School    of
                    Springfield  (music school) (since 1996);
                    Trustee  (since  1987),  Chairman  of the
                    Board  (since  2003) and  Chairman of the
                    investment  committee  (since  1994)  for
                    the    Worcester    Polytech    Institute
                    (private  university);  and President and
                    Treasurer  (since  January  1999)  of the
                    SIS  Fund  (a  private   not  for  profit
                    charitable  fund).  Formerly,  member  of
                    the    investment    committee   of   the
                    Community     Foundation    of    Western
                    Massachusetts  (1998  -  2003);  Chairman
                    (January  1999-July 1999) of SIS & Family
                    Bank,   F.S.B.    (formerly   SIS   Bank)
                    (commercial  bank);  and  Executive  Vice
                    President  (January  1999-July  1999)  of
                    Peoples Heritage  Financial  Group,  Inc.
                    (commercial     bank).     Oversees    38
                    portfolios   in   the    OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------

The address of Mr. Murphy in the chart below is Two World Financial Center,
225 Liberty Street, 11th Floor, New York, NY 10281-1008. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.

-------------------------------------------------------------------------------------
                     Nominee for Interested Trustee and Officer
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,              Principal Occupation(s) During Past 5      Dollar       Aggregate
                                                                           Dollar
                                                                           Range Of
                                                                           Shares
                                                                           Beneficially
                                                                           Owned in
                   Years;                                     Range of     Any of the
Position(s) Held   Other Trusteeships/Directorships Held by   Shares       Oppenheimer
with Fund,         Trustee;                                   Beneficially Funds
Length of Service, Number of Portfolios in Fund Complex       Owned in     Overseen
Age                Currently Overseen by Trustee              the Fund     by Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of ___________,
                                                                       2004
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John V. Murphy,    Chairman,   Chief  Executive  Officer  and            Over
President and      director  (since June 2001) and  President            $100,000
Trustee and        (since  September  2000)  of the  Manager;
Principal          President  and a  director  or  trustee of
Executive Officer  other Oppenheimer  funds;  President and a
since 2001         director  (since July 2001) of Oppenheimer
Age: 55            Acquisition  Corp.  (the Manager's  parent
                   holding   company)   and  of   Oppenheimer
                   Partnership  Holdings,   Inc.  (a  holding
                   company  subsidiary  of  the  Manager);  a
                   director    (since   November   2001)   of
                   OppenheimerFunds   Distributor,   Inc.  (a
                   subsidiary of the  Manager);  Chairman and
                   a   director    (since   July   2001)   of
                   Shareholder   Services,    Inc.   and   of
                   Shareholder   Financial   Services,   Inc.
                   (transfer   agent   subsidiaries   of  the
                   Manager);  President and a director (since
                   July  2001)  of  OppenheimerFunds   Legacy
                   Program  (a   charitable   trust   program
                   established  by the  Manager);  a director
                   of  the  following   investment   advisory
                   subsidiaries    of   the   Manager:    OFI
                   Institutional   Asset  Management,   Inc.,
                   Centennial Asset  Management  Corporation,
                   Trinity Investment Management  Corporation
                   and  Tremont  Capital   Management,   Inc.
                   (since November 2001),  HarbourView  Asset
                   Management  Corporation  and  OFI  Private
                   Investments,   Inc.   (since  July  2001);
                   President  (since  November 1, 2001) and a
                   director  (since July 2001) of Oppenheimer
                   Real  Asset  Management,  Inc.;  Executive
                   Vice  President  (since  February 1997) of
                   Massachusetts    Mutual   Life   Insurance
                   Company (the Manager's parent company);  a
                   director   (since   June   1995)   of  DLB
                   Acquisition    Corporation    (a   holding
                   company  that  owns the  shares  of Babson
                   Capital  Management  LLC); a member of the
                   Investment  Company  Institute's  Board of
                   Governors  (elected to serve from  October
                   3,  2003  through   September  30,  2006).
                   Formerly,    Chief    Operating    Officer
                   (September    2000-June   2001)   of   the
                   Manager;  President and trustee  (November
                   1999-November    2001)   of   MML   Series
                   Investment     Fund     and     MassMutual
                   Institutional  Funds (open-end  investment
                   companies);    a    director    (September
                   1999-August  2000) of C.M. Life  Insurance
                   Company;    President,   Chief   Executive
                   Officer    and     director     (September
                   1999-August  2000) of MML Bay  State  Life
                   Insurance   Company;   a  director   (June
                   1989-June  1998) of Emerald  Isle  Bancorp
                   and Hibernia  Savings Bank (a wholly-owned
                   subsidiary   of  Emerald  Isle   Bancorp).
                   Oversees      73       portfolios       as
                   Trustee/Director   and  10  portfolios  as
                   Officer in the OppenheimerFunds complex.
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A. General Information Regarding the Board of Trustees.

The  Fund is  governed  by a Board  of  Trustees,  which  is  responsible  for protecting  the  interests of  shareholders.  The Trustees  meet  periodically throughout the year to oversee the Fund's  activities,  review its performance and review the actions of the  Manager,  which is  responsible  for the Fund's day-to-day  operations.  Ten regular meetings of the Trustees were held during the fiscal year ended  December 31, 2003.  Each of the incumbent  Trustees was present  for at  least  75% of the  aggregate  number  of  Board  of  Trustees meetings and  committees  on which that  Trustee  served that were held during the period.

B. Committees of the Board of Trustees.

The Board of Trustees has  appointed  standing  Audit,  Review and  Governance
Committees.

The Audit Committee is comprised solely of Independent Trustees. The members of the Audit Committee are Edward L. Cameron (Chairman), George C. Bowen,
Robert J. Malone and F. William Marshall, Jr. The Audit Committee held 6 meetings during the fiscal year ended December 31, 2003. The Audit Committee furnishes the Board with recommendations regarding the selection of the
Fund's independent auditors. Other main functions of the Audit Committee include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's independent auditors regarding the Fund's internal accounting procedures and controls;  (iii) review reports from the Manager's Internal
Audit Department; (iv) maintaining a separate line of communication between the Fund's independent auditors and its Independent Trustees; and (v)
exercise all other functions outlined in the Audit Committee Charter, including but not limited to reviewing the independence of the Fund's independent auditors and the pre-approval of the performance by the Fund's independent auditors of any non-audit service, including tax service, for the
Fund and the Manager and certain affiliates of the Manager that is not prohibited by the Sarbanes-Oxley Act.

The members of the Review Committee are Jon S. Fossel (Chairman), Robert G.
Avis, Sam Freedman, and Beverly Hamilton. The Review Committee held 6 meetings during the fiscal year ended December 31, 2003. Among other functions, the Review Committee reviews reports and makes recommendations to the Board concerning the fees paid to the Fund's transfer agent and the
Manager and the services provided to the Fund by the transfer agent and the
Manager.  The Review Committee also reviews the Fund's investment performance and policies and procedures adopted by the Fund to comply with Investment
Company Act and other applicable law.

The members of the Governance Committee are Robert Malone (Chairman), William
Armstrong, Beverly Hamilton and F. William Marshall, Jr.  The Governance
Committee is comprised solely of Independent Trustees.  The Governance
Committee was established in August 2004 and did not hold any meetings during the Fund's fiscal year ended December 31, 2003. The Governance Committee is expected to consider general governance matters, including a formal process for shareholders to send communications to the Board and the qualifications of candidates for board positions including consideration of any candidate recommended by shareholders.

The Governance Committee has not yet adopted a charter, but anticipates that it will do so by the end of this calendar year.  The Committee has temporarily adopted the process previously adopted by the Audit Committee regarding shareholder submission of nominees for board positions.
Shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the Governance Committee's consideration by mailing such information to the Committee in care of the Fund.  The Committee may consider such persons at such time as it meets to consider possible nominees.  The Committee, however, reserves sole discretion to determine the candidates for trustees and independent trustees to recommend to the Board and/or shareholders and may identify candidates other than those submitted by
Shareholders.  The  Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new trustees except for those instances when a shareholder vote is required.

Shareholders who desire to communicate with the Board should address correspondence to the Board of Trustees of Oppenheimer Bond Fund, c/o the
Secretary of the Fund at 6803 South Tucson Way, Centennial, CO  80112 or an
individual Trustee and may submit their correspondence electronically at
WWW.OPPENHEIMERFUNDS.COM under the caption "contact us" or by mail to the
Fund at the address above.  If your correspondence is intended for a particular Trustee, please indicate the name of the Trustee for whom it is intended. The sender should indicate in the address whether it is intended for the entire board, the Independent Trustees as a group, or to an individual Trustee. Communications are forwarded to all Trustees or to a specifically addressed Trustee if they relate to important substantive matters. In general, communications relating to corporate governance are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.  Communications that are primarily commercial in nature, relate to an improper or irrelevant topic, or require investigation to verify their content may not be forwarded. Members of the
Board may, at any time, request copies of any such correspondence.  The
Governance Committee will consider if a different process should be recommended to the Board.

Based on the Audit  Committee's  recommendation,  the Board of Trustees of the
Fund,  including a majority of the  Independent  Trustees,  at a meeting  held
December 15, 2003,  selected Deloitte & Touche LLP ("Deloitte") as auditors of the Fund for the fiscal year beginning  January 1, 2004.  Deloitte also serves as auditors for certain  other funds for which the Manager acts as  investment advisor and  provides  certain  auditing  and  non-auditing  services  for the
Manager, the Manager's parent company and its subsidiaries.

      1. Audit Fees.

During the fiscal years ended  December 31, 2002 and December  2003,  Deloitte performed  audit  services  for the Fund  including  the  audit of the  Fund's financial  statements,  review of the Fund's  annual  report and  registration statement  amendment,  consultation  on  financial  accounting  and  reporting matters and meetings with the Board of Trustees.  The aggregate fees billed by
Deloitte for those  services for the fiscal year ended  December 31, 2002 were
$15,500 and for the fiscal year ended December 31, 2003 were $16,000.

      2. Audit-Related Fees

There were no audit-related fees billed by Deloitte for services rendered to the Fund for the fiscal years ended December 31, 2002 and December 31, 2003.

During the fiscal years ended December 31, 2002 and 2003, Deloitte audited the Manager's financial statements as well as the financial statements of the
Manager's parent company and certain affiliated companies that provide ongoing services to the Fund. Deloitte was paid a total of $65,000 in 2002 and $75,000 in 2003 for those services.

Such fees would include, among others, due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews and consultation concerning financial accounting and reporting standards.

      3. Tax Fees

There were no tax fees billed by Deloitte for services rendered to the Fund for the fiscal years ended December 31, 2002 and December 31, 2003.

Deloitte provided certain tax accounting and other consulting services to the parent company of the Manager as well as the Manager's parent company and certain affiliated companies that provide ongoing services to the Fund.
Deloitte was paid a total of $6,500 in 2002 and $11,600 in 2003 for those services.

Such fees would include, among others, tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

      4. All Other Fees.

There were no fees billed by Deloitte for services  rendered to the Fund other than the  services  described  above under  "Audit  Fees" for the fiscal years ended December 31, 2002 and December 31, 2003.

During the fiscal  years ended  December  31, 2002 and 2003,  Deloitte  billed
$3,500 and $0,  respectively,  to the Manager as well as the Manager's  parent company and certain affiliated  companies that provide ongoing services to the
Fund.

Such fees would  include  services  provided  to the Fund's  Board of Trustees with  respect  to  the  annual  renewal  of  the  Fund's  investment  advisory agreement.

During its regularly scheduled periodic meetings, the Audit Committee will pre-approve all audit, audit-related, tax and other services to be provided by Deloitte.  The Audit Committee has delegated pre-approval authority to its
Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the Audit Committee at its next regularly scheduled meeting.

Pre-approval of non-audit services is waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the Fund to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the Fund at the time of engagement as non-audit services and 3)
such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

The Audit Committee approved 100% of the services under "Audit-Related  Fees,"
"Tax Fees" and "All Other Fees".

The aggregate  non-audit fees billed by Deloitte for services  rendered to the
Manager  as  well as the  Manager's  parent  company  and  certain  affiliated companies  that  provide  ongoing  services  to the Fund for the fiscal  years ended December 31, 2002 and 2003 were $75,000 and $86,600, respectively.

The Audit  Committee of the Fund's Board of Trustees  has  considered  whether the provision of non-audit  services that were rendered to the Manager as well as the Manager's parent company and certain affiliated  companies that provide ongoing  services to the Fund that were not  pre-approved  is compatible  with maintaining Deloitte's independence.  No such services were rendered.

Representatives  of Deloitte are not expected to be present at the Meeting but will be available should any matter arise requiring their presence.

C. Additional Information Regarding Trustees.

The  Fund's  Independent  Trustees  are paid a  retainer  plus a fixed fee for attending each meeting and are reimbursed for expenses  incurred in connection with  attending  such  meetings.  Each Board II Fund for which they serve as a director or trustee pays a share of those expenses.

The  officers  of the  Fund  and one  Trustee  of the Fund  (Mr.  Murphy)  are
affiliated  with the Manager  and receive no salary or fee from the Fund.  The remaining  Trustees of the Fund received the compensation shown below from the
Fund with  respect to the Fund's  fiscal year ended  December  31,  2003.  The compensation  from  all  43  of  the  Board  II  Funds  (including  the  Fund)
represents  compensation  received  for  serving as a director  or trustee and member of a committee (if  applicable) of the boards of those funds during the calendar year 2003.

-------------------------------------------------------------------------------
Trustee Name and Other Fund       Aggregate Compensation   Total Compensation
                                                           From Fund and Fund
                                                            Complex Paid to
Position(s) (as applicable)             from Fund1             Trustees*
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
William L. Armstrong                      $1,921                $118,649
Chairman of the Board
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Robert G. Avis                            $1,643                $101,499
Review Committee Member
-------------------------------------------------------------------------------
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George C. Bowen                           $1,643                $101,499
Audit Committee Member
-------------------------------------------------------------------------------
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Edward L. Cameron                         $1,870                $115,503
Audit Committee Chairman
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Jon S. Fossel                             $1,870                $115,503
Review Committee Chairman
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Sam Freedman                              $1,643                $101,499
Review Committee Member
-------------------------------------------------------------------------------
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Beverly Hamilton                          $1,6222             $150,5423,4
Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Robert J. Malone                          $1,6225              $100,1793
Audit Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
F. William Marshall, Jr.                  $1,643               $149,4996
Audit Committee Member
-------------------------------------------------------------------------------
1. Aggregate   Compensation   from   Fund   includes   fees  and   deferred
   compensation, if any, for a Trustee.
2. Includes  $1,622  deferred  under Deferred  Compensation  Plan described below.
3. "Total  Compensation  From Fund and Fund Complex" paid to Mrs.  Hamilton and Mr.  Malone was paid by all the Board II Funds,  with the  exception of
   Oppenheimer  Senior  Floating  Rate Fund for which  they  currently  do not serve as Trustees (total of 37 Oppenheimer funds at December 31, 2003).
4. Includes  $50,363  compensation  (of  which  100% was  deferred  under a deferred  compensation plan) paid to Mrs. Hamilton for serving as a trustee by two open-end investment  companies  (MassMutual  Institutional Funds and
   MML  Series  Investment  Fund)  the  investment  adviser  for  which is the indirect parent company of the Fund's  Manager.  The Manager also serves as the  Sub-Advisor to the MassMutual  International  Equity Fund, a series of
   MassMutual Institutional Funds.
5. Includes  $1,622  deferred  under Deferred  Compensation  Plan described below.
6. Includes  $48,000  compensation  paid to Mr.  Marshall  for serving as a trustee by two  open-end  investment  companies  (MassMutual  Institutional
   Funds and MML Series  Investment Fund) the investment  adviser for which is the indirect parent company of the Fund's Manager.  The Manager also serves as the  Sub-Advisor to the MassMutual  International  Equity Fund, a series of MassMutual Institutional Funds.
*  For purposes of this section only, "Fund Complex"  includes the Oppenheimer funds,  MassMutual  Institutional  Funds and MML Series  Investment Fund in
   accordance  with the  instructions  for Form  N-1A.  The  Manager  does not consider  MassMutual  Institutional Funds and MML Series Investment Fund to
   be  part  of the  OppenheimerFunds  "Fund  Complex"  as  that  term  may be otherwise interpreted.

The  Board  of  Trustees  has  adopted  a  Deferred   Compensation   Plan  for
Independent  Trustees  that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive  from the Fund.  Under the plan, the compensation  deferred by a Trustee is periodically  adjusted as though  an  equivalent  amount  had been  invested  in  shares  of one or more
Oppenheimer  funds  selected  by the  Trustee.  The amount paid to the Trustee under the plan will be determined  based upon the  performance of the selected funds.

Deferral  of  Trustee's  fees  under the plan will not  materially  affect the
Fund's  assets,  liabilities  and net  income  per  share.  The plan  will not obligate  the  Fund  to  retain  the  services  of any  Trustee  or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC,  the Fund may invest in the funds  selected  by the Trustee under  the plan  without  shareholder  approval  for the  limited  purpose  of determining the value of the Trustee's deferred fee account.

D. Information regarding Officers.

Information  is given below about the executive  officers who are not Trustees or  nominees  for Trustee of the Fund,  including  their  business  experience during the past five years.  Each  officer  holds the same offices with one or more of the other funds in the OppenheimerFunds complex.

The address of the Officers in the chart below is as follows: for Messrs.
Manioudakis, Gillespie, Miao and Zack and Messes. Bloomberg and Lee, Two
World Financial Center, 225 Liberty Street, New York, NY 10281-1008, for
Messrs. Vandehey, Vottiero, Petersen and Wixted and Ms. Ives, 6803 S. Tucson
Way, Centennial, CO 80112-3924. Each Officer serves for an annual term or until his or her earlier resignation, death or removal.

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                                Officers of the Fund
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Name,                   Principal Occupation(s) During Past 5 Years
Psition(s) Held with
Fund,
Length of Service,
Age
-------------------------------------------------------------------------------------
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Angelo Manioudakis,     Senior Vice President of the Manager (since April 2002),  of
Vice President and      HarbourView Asset Management  Corporation (since April, 2002
Portfolio Manager       and of OFI Institutional Asset Management,  Inc. (since June
since 2002              2002);  an officer of 14 portfolios in the  OppenheimerFunds
Age: 37                 complex.  Formerly  Executive Director and portfolio manager for  Miller,  Anderson  &  Sherrerd,  a  division  of Morgan
                        Stanley Investment Management (August 1993-April 2002).
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Mark S. Vandehey,       Senior Vice President and Chief Compliance Officer (since
Vice President and      March 2004) of the Manager; Vice President (since June
Chief Compliance        1983) of OppenheimerFunds Distributor, Inc., Centennial
Officer since 2004      Asset Management Corporation and Shareholder Services, Inc.
Age:  54                Formerly (until February 2004) Vice President and Director of Internal Audit of OppenheimerFunds, Inc. An officer of
                        83 portfolios in the Oppenheimer funds complex.
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-------------------------------------------------------------------------------------
Brian W. Wixted,        Senior Vice  President and  Treasurer  (since March 1999) of
Treasurer,    Principal the  Manager;  Treasurer  of  HarbourView  Asset  Management
Financial           and Corporation,    Shareholder   Financial   Services,    Inc.,
Accounting Officer      Shareholder   Services,   Inc.,   Oppenheimer   Real   Asset
since 1999              Management   Corporation,    and   Oppenheimer   Partnership
Age: 45                 Holdings,   Inc.   (since  March   1999),   of  OFI  Private
                        Investments,  Inc. (since March 2000),  of  OppenheimerFunds
                        International  Ltd.  and  OppenheimerFunds  plc  (since  May
                        2000), of OFI Institutional  Asset  Management,  Inc. (since
                        November 2000),  and of  OppenheimerFunds  Legacy Program (a
                        Colorado   non-profit   corporation)   (since   June  2003);
                        Treasurer and Chief  Financial  Officer  (since May 2000) of
                        OFI  Trust  Company  (a  trust  company  subsidiary  of  the
                        Manager);   Assistant   Treasurer   (since  March  1999)  of
                        Oppenheimer  Acquisition Corp.  Formerly Assistant Treasurer
                        of   Centennial   Asset   Management    Corporation   (March
                        1999-October  2003)  and  OppenheimerFunds   Legacy  Program
                        (April  2000-June  2003);   Principal  and  Chief  Operating
                        Officer   (March   1995-March   1999)   at   Bankers   Trust
                        Company-Mutual  Fund  Services  Division.  An  officer of 83 portfolios in the OppenheimerFunds complex.
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-------------------------------------------------------------------------------------
Brian Petersen,         Assistant  Vice  President of the Manager since August 2002;
Assistant Treasurer     formerly   Manager/Financial  Product  Accounting  (November
since 2004              1998-July 2002) of the Manager.  An officer of 83 portfolios
Age: 34                 in the OppenheimerFunds complex.
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-------------------------------------------------------------------------------------
Philip Vottiero,        Vice  President/Fund  Accounting  of the Manager since March
Assistant Treasurer     2002.  Formerly Vice  President/Corporate  Accounting of the
since 2002              Manager (July  1999-March  2002) prior to which he was Chief
Age: 41                 Financial  Officer at Sovlink  Corporation  (April 1996-June
                        1999).  An officer of 83 portfolios in the  OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,         Executive  Vice  President  (since January 2004) and General
Vice President &    Counsel  (since  February  2002)  of  the  Manager;  General
Secretary since 2001    Counsel  and  a  director   (since  November  2001)  of  the
Age: 56                 Distributor;   General  Counsel  (since  November  2001)  of
                        Centennial   Asset  Management   Corporation;   Senior  Vice
                        President  and  General  Counsel  (since  November  2001) of
                        HarbourView  Asset  Management  Corporation;  Secretary  and
                        General   Counsel  (since   November  2001)  of  Oppenheimer
                        Acquisition  Corp.; Assistant  Secretary  and  a  director
                        (since October 1997) of OppenheimerFunds  International Ltd.
                        and  OppenheimerFunds  plc;  Vice  President  and a director
                        (since November 2001) of Oppenheimer  Partnership  Holdings,
                        Inc.; a director (since  November 2001) of Oppenheimer  Real
                        Asset  Management,  Inc.;  Senior  Vice  President,  General
                        Counsel and a director  (since November 2001) of Shareholder
                        Financial Services,  Inc.,  Shareholder Services,  Inc., OFI
                        Private  Investments,  Inc.  and  OFI  Trust  Company;  Vice
                        President (since November 2001) of  OppenheimerFunds  Legacy
                        Program;  Senior Vice  President and General  Counsel (since
                        November 2001) of OFI Institutional Asset Management,  Inc.;
                        a  director  (since  June 2003) of  OppenheimerFunds  (Asia)
                        Limited.  Formerly Senior Vice President (May  1985-December
                        2003), Acting General Counsel (November  2001-February 2002)
                        and Associate  General  Counsel (May  1981-October  2001) of
                        the Manager;  Assistant  Secretary of Shareholder  Services,
                        Inc.  (May  1985-November   2001),   Shareholder   Financial
                        Services,    Inc.   (November   1989-November   2001);   and
                        OppenheimerFunds  International Ltd. (October  1997-November
                        2001).  An officer of 83 portfolios in the  OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,       Vice  President  (since  June 1998) and Senior  Counsel  and
Assistant Secretary     Assistant  Secretary  (since  October  2003) of the Manager;
since 2001              Vice President  (since 1999) and Assistant  Secretary (since
Age: 38                 October  2003)  of  the  Distributor;   Assistant  Secretary
                        (since   October  2003)  of  Centennial   Asset   Management
                        Corporation;  Vice President and Assistant  Secretary (since
                        1999) of Shareholder  Services,  Inc.;  Assistant  Secretary
                        (since  December  2001) of  OppenheimerFunds  Legacy Program and of Shareholder  Financial  Services,  Inc..  Formerly an
                        Assistant Counsel (August  1994-October  2003) and Assistant
                        Vice President of the Manager  (August  1997-June  1998). An
                        officer of 83 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Dina C. Lee,            Assistant  Vice  President  and  Assistant  Counsel  of  the
Assistant Secretary     Manager  (since  December  2000);  formerly an attorney  and
since 2004              Assistant  Secretary  of  Van  Eck  Global  (until  December
Age:  34                2000).  An officer of 83 portfolios in the  OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Lisa I. Bloomberg,      Vice  President and  Associate  Counsel of the Manager since
Assistant Secretary     May  2004;  formerly  First  Vice  President  and  Associate
since 2004              General  Counsel of UBS Financial  Services Inc.  (formerly,
Age:  36                PaineWebber  Incorporated)  (May 1999 - April 2004) prior to which she was an Associate at Skaden,  Arps, Slate,  Meagher
                        & Flom, LLP (September  1996 - April 1999). An officer of 83 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Phillip S. Gillespie,   Senior  Vice  President  and Deputy  General  Counsel of the
Assistant Secretary     Manager since  September 2004.  Formerly Mr.  Gillespie held
since 2004              the  following   positions  at  Merrill   Lynch   Investment
Age:  40                Management:  First  Vice  President  (2001-September  2004);
                        Director  (from  2000) and Vice  President  (1998-2000).  An officer of 74 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Wayne Miao,             Assistant  Vice  President  and  Assistant  Counsel  of  the
Assistant Secretary     Manager since June 2004.  Formerly an Associate  with Sidley
since 2004              Austin  Brown & Wood LLP  (September  1999 - May  2004).  An
Age:  31                officer of 74 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

All officers  serve at the pleasure of the Board.  As of _________  2004,  the
Trustees,  nominees  for Trustee and  officers,  individually  and as a group, beneficially  ______ of the  outstanding  Class A shares and no Class B, Class
C, Class N or Class Y shares of the Fund.  The  foregoing  statement  does not reflect  ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager,  other than the shares  beneficially  owned under the plan by the officers of the Fund listed  above.  In  addition,  each
Independent  Trustee,  and his or her family members, do not own securities of either the Manager or  OppenheimerFunds  Distributor,  Inc. (the "Distributor"
of the Board II Funds)  or any  person  directly  or  indirectly  controlling, controlled by or under common control with the Manager or Distributor.

                 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
              A VOTE FOR THE ELECTION OF EACH NOMINEE AS TRUSTEE

PROPOSAL 2: TO APPROVE A MODIFICATION TO THE FUND'S INVESTMENT OBJECTIVE

The Board of Trustees has approved, and recommends that shareholders of the
Fund approve, a proposal to modify the fundamental investment objective of the Fund.  The current investment objective of the Fund is to "seek a high level of current income by investing mainly in debt instruments."  If the proposal is approved, the Fund will modify its investment objective so that it "seeks total return by investing mainly in debt instruments."  Total return is generally comprised of both capital appreciation and current income.  The Board of Trustees believes the proposed modification is in the best interests of the Fund and its shareholders.

---------------------------------------------------------------------------------
      Current Investment Objective            Proposed Investment Objective
      ----------------------------            -----------------------------
The Fund seeks a high level of current   The Fund seeks total return by
income by investing mainly in debt       investing mainly in debt instruments.
instruments.
---------------------------------------------------------------------------------

If the proposal is approved, the Fund will try to achieve the goal of total return through current income and capital appreciation consistent with disciplined risk taking.  The Fund will continue to invest mainly in investment grade debt securities.  The Board of Trustees believes that making the goal of total return an explicit part of the Fund's investment strategies will provide the Fund more investment flexibility as market conditions change
(favoring income or capital growth at various times) and help achieve better-risk adjusted and relative returns.  The Board of Trustees does not believe that this modification to the investment objective will result in a
significant change in the Fund's current investment strategy.   Along with
the Fund's name change and investment policy modifications discussed below, the modification to the Fund's investment objective will, however, allow the
Fund to better compete more directly against a number of large, general-purpose bond funds.  The Board of Trustees believes that these changes will also help the Fund increase assets and reduce overall expenses by achieving economies of scale.

In addition to approving the investment objective modification, the Board of
Trustees has also approved changing the name of the Fund to "Oppenheimer Core
Bond Fund" and certain investment policies of the Fund.  These changes will be effective on or about January 21, 2005 and are not contingent on shareholders' approval of the Fund's investment objective modification.  The
Board approved (i) limiting the Fund's investments in below-investment grade securities to 20% from 35% and (ii) the Fund seeking to maintain an average effective portfolio duration of three to six years and an average credit quality of "A-" or higher.  The Board of Trustees believes these changes are in the best interest of the Fund and its shareholders and would reduce the over-all risk of the Fund.

                 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                THAT YOU APPROVE THE PROPOSAL DESCRIBED ABOVE

                          INFORMATION ABOUT THE FUND

Fund  Information.  As of the close of business on November 1, 2004,  the Fund had  ____________________  shares  outstanding,  consisting of  ______________
Class A, ____________________  Class B, ______________ Class C, ______________
Class N and ____________________  Class Y shares. Each share has voting rights as stated in this Proxy  Statement  and is entitled to one vote for each share
(and a fractional vote for a fractional share).

Beneficial  Owners.  Occasionally,  the  number  of shares of the Fund held in
"street name" accounts of various  securities dealers for the benefit of their clients as well as the number of shares held by other  shareholders  of record may exceed 5% of the total  shares  outstanding.  As of November 1, 2004,  the only  persons  who owned of record or were  known by the Fund to  beneficially own 5% or more of any class of the Fund's outstanding shares were:

[to be provided]

The Manager,  the Distributor and the Transfer Agent. Subject to the authority of the Board of  Trustees,  the  Manager  is  responsible  for the  day-to-day management  of  the  Fund's  business  pursuant  to  its  investment  advisory
agreement   with   the   Fund.   OppenheimerFunds   Distributor,   Inc.   (the
"Distributor"),  a wholly  owned  subsidiary  of the  Manager,  is the general distributor of the Fund's shares.  The Manager and the Distributor are located at Two World Financial  Center,  225 Liberty Street,  11th Floor, New York, NY
10281-1008.  OppenheimerFunds  Services, a division of the Manager, located at
6803 South  Tucson  Way,  Centennial,  CO 80112,  serves as the  transfer  and shareholder  servicing agent (the "Transfer Agent") for the Fund, for which it was paid  $______________  by the Fund during the fiscal  year ended  December
31, 2003.

The  Manager  (including   affiliates  and  subsidiaries)   currently  manages
investment  companies,  including the Oppenheimer  funds,  with assets of more than $155 billion as of September 30, 2004,  including other  Oppenheimer with more  than 7 million  shareholder  accounts.  The  Manager  is a wholly  owned subsidiary  of  Oppenheimer  Acquisition  Corp.  ("OAC"),  a  holding  company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual").  The
Manager,   the  Distributor  and  OAC  are  located  at  Two  World  Financial
Center,225 Liberty Street, 11th Floor, New York, NY 10281-1008.  MassMutual is
located at 1295 State Street,  Springfield,  Massachusetts 01111. OAC acquired the Manager on October 22, 1990. As indicated  below,  the common stock of OAC is owned  by (i)  certain  officers  and/or  directors  of the  Manager,  (ii)
MassMutual  and (iii) another  investor.  No institution or person holds 5% or more of OAC's  outstanding  common stock  except  MassMutual.  MassMutual  has engaged in the life insurance business since 1851.

The common  stock of OAC is  divided  into three  classes.  At  _____________,
MassMutual  held (i) all of the  ___________  shares of Class A voting  stock,
(ii)  _____________  shares of Class B voting  stock,  and  (iii)  ___________
shares  of Class C non  voting  stock in OAC.  This  collectively  represented
_________% of the outstanding  common stock and ______% of the voting power of
OAC as of that date.  Certain  officers  and/or  directors of the Manager held
(i)  _______________  shares  of  the  Class  B  voting  stock,   representing
________% of the outstanding  common stock and _________% of the voting power,
(ii)  ___________  shares  of Class C non  voting  stock,  and  (iii)  options acquired without cash payment which, when they become  exercisable,  allow the holders to purchase  up to $___  million  shares of Class C non voting  stock.
That group  includes  persons  who serve as  officers  of the Fund and John V.
Murphy, who serves as a Trustee of the Fund.

Holders of OAC Class B and Class C common  stock may put (sell)  their  shares and vested  options to OAC or  MassMutual  at a formula price (based on, among other things,  the revenue,  income,  working capital,  and excess cash of the
Manager).  MassMutual may exercise call (purchase)  options on all outstanding shares of both such  classes of common  stock and  vested  options at the same formula price.  Since October 1999, the only  transaction by a person who will serve,  if  elected,  as a Trustee of the Fund was by Mr.  Bowen.  During that period,  Mr. Bowen sold 11,420 Class B shares to MassMutual for a cash payment of $357,789 and  surrendered  for  cancellation  237,640 options to MassMutual for combined cash payments of $1,978,140.

The names and principal  occupations  of the executive  officers and directors of the Manager are as follows:  John V.  Murphy,  Chairman,  President,  Chief
Executive  Officer and a director;  Andrew  Ruotolo,  Executive Vice President and a director;  Kurt Wolfgruber,  Executive Vice President,  Chief Investment
Officer and a director;  Robert G. Zack,  Executive Vice President and General
Counsel;  Craig Dinsell and James Ruff,  Executive Vice  Presidents;  Brian W.
Wixted,  Senior Vice  President  and  Treasurer;  Mark  Vandehey,  Senior Vice
President  and Chief  Compliance  Officer,  and Bruce  Dunbar,  George  Evans,
Ronald H.  Fielding,  John  Forrest,  Phillip S.  Gillespie,  Robert B. Grill,
Steve Ilnitzki,  Lynn Oberist Keeshan,  Thomas W. Keffer, Martin S.Korn, Chris
Leavy,  Angelo  Manioudakis,  Charles  McKenzie,  Andrew J. Mika,  Nikolaos D.
Monoyios, David Pfeffer, David Poiesz, David Robertson,  Keith Spencer, Arthur
Steinmetz,  John Stoma, Martin Telles, Jerry A. Webman,  Diederick Werdmolder,
William  L.  Wilby,  Donna  Winn,  Philip  Witkower,  Carol Wolf and Arthur J.
Zimmer, Senior Vice Presidents.  These officers are located at one of the four offices of the Manager:  Two World Financial  Center,225 Liberty Street,  11th
Floor, New York, NY 10281-1008;  6803 South Tucson Way, Centennial,  CO 80112;
350 Linden Oaks, Rochester,  NY 14625-2807 or 10 St. James Avenue,  Boston, MA
02116.

Custodian.  J.P.  Morgan Chase Bank, 4 Chase Metro Tech Center,  Brooklyn,  NY
11245, acts as custodian of the Fund's securities and other assets.

Reports  to  Shareholders  and  Financial  Statements.  The  Annual  Report to
Shareholders of the Fund,  including financial  statements of the Fund for the
fiscal  year  ended   December  31,  2003,   has   previously   been  sent  to
shareholders.  The  Semi-Annual  Report to Shareholders of the Fund as of June
30  2004  also  has  previously  been  sent  to  shareholders.  Upon  request, shareholders  may  obtain  without  charge  a copy of the  Annual  Report  and
Semi-Annual  Report by writing the Fund at the address  above,  or calling the
Fund   at    1.800.708.7780    or   visiting   the   Manager's    website   at
www.oppenheimerfunds.com.  The Fund's  transfer  agent will  provide a copy of the reports promptly upon request.

To avoid sending  duplicate copies of materials to households,  the Fund mails only  one  copy of each  prospectus  and  annual  and  semi-annual  report  to shareholders having the same last name and address on the Fund's records.  The consolidation  of  these  mailings,  called  householding,  benefits  the Fund through reduced mailing expenses.

If you  want  to  receive  multiple  copies  of  these  materials  or  request
householding   in  the   future,   you  may   call  the   Transfer   Agent  at
1.800.708.7780.  You may also notify the Transfer Agent in writing. Individual copies of  prospectuses  and reports  will be sent to you within 30 days after the Transfer Agent receives your request to stop householding.

               FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation  of  Proxies.  The cost of  preparing,  printing  and mailing the proxy ballot,  notice of meeting, and this Proxy Statement and all other costs
incurred  with  the   solicitation   of  proxies,   including  any  additional
solicitation  by letter,  telephone or otherwise,  will be paid equally by the
Fund and the Manager.  In addition to solicitations  by mail,  officers of the
Fund  or  officers  and  employees  of  the  Transfer  Agent,   without  extra
compensation,   may  conduct   additional   solicitations   personally  or  by
telephone.

Proxies  also  may be  solicited  by a proxy  solicitation  firm  hired at the
Fund's expense to assist in the  solicitation  of proxies.  Currently,  if the
Fund determines to retain the services of a proxy  solicitation firm, the Fund anticipates retaining Alamo Direct Mail Services,  Inc. Any proxy solicitation firm  engaged  by the Fund,  among  other  things,  will be: (i)  required  to maintain the confidentiality of all shareholder  information;  (ii) prohibited from  selling or otherwise  disclosing  shareholder  information  to any third party; and (iii) required to comply with applicable telemarketing laws.

If the Fund  does  engage  a proxy  solicitation  firm,  as the  Meeting  date
approaches,   certain   shareholders  may  receive   telephone  calls  from  a
representative  of the  solicitation  firm if  their  vote  has  not yet  been received.  Authorization  to permit the  solicitation  firm to execute proxies may be obtained by  telephonic  instructions  from  shareholders  of the Fund.
Proxies that are obtained  telephonically  will be recorded in accordance with the  procedures  set forth  below.  These  procedures  have been  designed  to reasonably  ensure  that the  identity  of the  shareholder  providing  voting instructions is accurately  determined and that the voting instructions of the shareholder are accurately recorded.

In all cases where a telephonic  proxy is  solicited,  the  solicitation  firm representative is required to ask for each shareholder's  full name,  address, title (if the  shareholder  is authorized to act on behalf of an entity,  such as a corporation)  and to confirm that the  shareholder has received the Proxy
Statement and ballot in the mail.  If the  information  solicited  agrees with the  information  provided to the  solicitation  firm, the  solicitation  firm representative  has the  responsibility  to  explain  the  process,  read  the
proposals  listed  on  the  proxy  ballot,   and  ask  for  the  shareholder's
instructions  on  such  proposals.   The  solicitation  firm   representative,
although he or she is permitted to answer questions about the process,  is not permitted to recommend to the shareholder how to vote. The  solicitation  firm representative  may read any  recommendation set forth in the Proxy Statement.
The   solicitation   firm   representative   will  record  the   shareholder's
instructions.  Within 72 hours, the shareholder will be sent a confirmation of his or  her  vote  asking  the  shareholder  to  call  the  solicitation  firm immediately  if his or her  instructions  are not  correctly  reflected in the confirmation.

It is  anticipated  the cost of  engaging a proxy  solicitation  firm will not
exceed  $25,000  plus  the  additional   out-of-pocket   costs,  that  may  be
substantial,  incurred in connection with contacting those  shareholders  that have not  voted.  Brokers,  banks and other  fiduciaries  may be  required  to forward  soliciting  material to their principals and to obtain  authorization for the execution of proxies.  For those services,  they will be reimbursed by the Fund for their expenses.

If the shareholder wishes to participate in the Meeting,  but does not wish to give his or her proxy  telephonically,  the  shareholder  may still submit the proxy  ballot  originally  sent with the Proxy  Statement  in the postage paid envelope provided or attend in person.  Should shareholders require additional information  regarding  the proxy ballot or a replacement  proxy ballot,  they may contact us toll-free at 1.800.708.7780.  Any proxy given by a shareholder, whether in writing or by telephone,  is revocable as described below under the paragraph entitled "Revoking a Proxy."

Please take a few  moments to complete  your proxy  ballot  promptly.  You may provide  your  completed  proxy  ballot via  facsimile,  telephonically  or by mailing the proxy ballot in the postage paid envelope  provided.  You also may cast your vote by attending the Meeting in person if you are a record owner.

Telephone  Voting.  The Fund has arranged to have votes recorded by telephone.
Please have the proxy ballet in hand and call the number on the enclosed  form and follow the  instructions.  After a shareholder  provides his or her voting instructions,  those  instructions  are read back to the  shareholder  and the shareholder must confirm his or her voting instructions  before  disconnecting the telephone  call. The voting  procedures  used in connection with telephone voting are designed to reasonably  authenticate  the identity of shareholders, to permit  shareholders  to authorize the voting of their shares in accordance with their  instructions  and to confirm  that  their  instructions  have been properly recorded.

Voting By  Broker-Dealers.  Shares owned of record by a broker-dealer  for the benefit  of its  customers  ("street  account  shares")  will be  voted by the broker-dealer  based  on  instructions  received  from  its  customers.  If no instructions are received,  the  broker-dealer may (if permitted by applicable stock exchange rules) vote, as record holder of such shares,  for the election of Trustees and on the Proposal in the same  proportion as that  broker-dealer votes street account shares for which it has received  voting  instructions in time to be voted.  Beneficial  owners of street  account shares cannot vote in person at the meeting. Only record owners may vote in person at the meeting.

A "broker  non-vote"  is deemed to exist when a proxy  received  from a broker indicates  that the broker does not have  discretionary  authority to vote the shares on that matter.  Abstentions  and broker  non-votes  will have the same effect as a vote against the proposal.

Voting by the Trustee for OppenheimerFunds-Sponsored  Retirement Plans. Shares
held in  OppenheimerFunds-sponsored  retirement  accounts  for which votes are not  received as of the last  business  day before the Meeting  Date,  will be voted by the trustee for such  accounts in the same  proportion  as Shares for which voting  instructions from the Fund's other shareholders have been timely received.

Quorum.  The  presence  in  person  or by proxy of the  holders  of  record of one-third of the shares  outstanding and entitled to vote constitutes a quorum at the Meeting for  purposes of electing  Trustees.  The presence in person or by  proxy  of the  holders  of more  than 50% of the  shares  outstanding  and entitled  to  vote  constitutes  a  quorum  at the  meeting  for  purposes  of approving the proposal to modify the Fund's investment objective.  Shares over which  broker-dealers  have discretionary  voting power, shares that represent broker  non-votes and shares whose  proxies  reflect an abstention on any item are all  counted  as shares  present  and  entitled  to vote for  purposes  of determining whether the required quorum of shares exists.

Required Vote.  Persons  nominated as Trustees must receive a plurality of the votes  cast,  which  means that the ten (10)  nominees  receiving  the highest number of  affirmative  votes cast at the  Meeting  will be elected as long as the votes FOR a nominee  exceed the votes  AGAINST that  nominee.  Approval of
Proposal 2 requires the  affirmative  vote of a "majority  of the  outstanding voting  securities"  (as defined in the  Investment  Company  Act) of the Fund voting in the aggregate  and not by class.  This which means the lesser of (i)
67% or more of the voting  securities  of the Fund present or  represented  by proxy  at  the  Meeting,  if the  holders  of  more  than  50%  of the  Fund's outstanding  voting  securities are present or  represented by proxy,  or (ii)
more than 50% of the outstanding voting securities of the Fund.

How are votes counted?  The individuals  named as proxies on the proxy ballots
(or their  substitutes)  will vote according to your  directions if your proxy
ballot  is  received  and  properly  executed,   or  in  accordance  with  the
instructions  you provide if you vote by  telephone.  You may direct the proxy holders to vote or not vote your shares on the  proposal to elect  Trustees by checking the appropriate  box "For" or "Withhold  Authority" or you may direct the  proxy  holders  to  vote  your  shares  on  Proposal  2 by  checking  the appropriate  box "FOR" or "AGAINST," or instruct them not to vote those shares on the proposal by checking the "ABSTAIN" box.  Alternatively,  you may simply sign,  date and return your proxy ballot with no specific  instructions  as to the proposals.  If you properly  execute and return a proxy ballot but fail to indicate  how the votes  should be cast,  the  proxy  ballot  will be voted in favor of the  election of each of the nominees  named in this Proxy  Statement for Trustee and in favor of Proposal 2.

Shares  of the Fund may be held by  certain  institutional  investors  for the benefit  of their  clients.  If the  institutional  investor  does not  timely receive voting  instructions from its clients with respect to such Shares, the institutional  investor  may be  authorized  to vote such  Shares,  as well as
Shares the  institutional  investor  itself owns,  in the same  proportion  as
Shares for which voting instructions from clients are timely received.

Revoking  a Proxy.  You may  revoke  a  previously  granted  proxy at any time before  it is  exercised  by (1)  delivering  a  written  notice  to the  Fund expressly  revoking  your  proxy,  (2) signing  and  forwarding  to the Fund a later-dated  proxy,  or (3)  attending  the Meeting and casting  your votes in person if you are a record owner.  Granted proxies  typically will be voted at the final meeting,  but may be voted at an adjourned  meeting if  appropriate.
Please be advised that the  deadline  for revoking  your proxy by telephone is
3:00 P.M. (ET) on the last business day before the Meeting.

Shareholder  Proposals.  The Fund is not  required and does not intend to hold shareholder  meetings on a regular basis. Special meetings of shareholders may be  called  from  time to time by  either  the Fund or the  shareholders  (for certain  matters and under  special  conditions  described in the Statement of
Additional  Information).  Under  the  proxy  rules  of the  SEC,  shareholder proposals  that meet  certain  conditions  may be included  in a fund's  proxy statement for a particular  meeting.  Those rules  currently  require that for future meetings,  the shareholder must be a record or beneficial owner of Fund shares  either  (i)  with a value  of at  least  $2,000  or (ii) in an  amount representing  at least 1% of the fund's  securities  to be voted,  at the time the proposal is submitted  and for one year prior  thereto,  and must continue to own such  shares  through  the date on which the  meeting is held.  Another requirement  relates to the timely  receipt by the Fund of any such  proposal.
Under those  rules,  a proposal  must have been  submitted a  reasonable  time before the Fund began to print and mail this  Proxy  Statement  in order to be included in this Proxy  Statement.  A proposal  submitted for inclusion in the
Fund's proxy material for the next special  meeting after the meeting to which this Proxy  Statement  relates must be received by the Fund a reasonable  time before  the Fund  begins  to  print  and mail  the  proxy  materials  for that meeting.  Notice of shareholder  proposals to be presented at the Meeting must have been  received  within a  reasonable  time  before the Fund began to mail this  Proxy  Statement.  The fact that the Fund  receives  a  proposal  from a qualified  shareholder in a timely manner does not ensure its inclusion in the proxy material because there are other  requirements under the proxy rules for such inclusion.

                                OTHER MATTERS

The Trustees do not intend to bring any matters  before the Meeting other than
Proposals 1 and 2 and the  Trustees and the Manager are not aware of any other matters to be brought before the Meeting by others.  Because matters not known at the time of the  solicitation  may come  before the  Meeting,  the proxy as solicited  confers  discretionary  authority  with  respect to such matters as properly come before the Meeting,  including any  adjournment or  adjournments thereof,  and it is the intention of the persons named as attorneys-in-fact in the proxy (or their  substitutes)  to vote the proxy in accordance  with their judgment on such matters.

In the event a quorum is not  present or  sufficient  votes in favor of one or more  Proposals  set forth in the Notice of Meeting  of  Shareholders  are not received by the date of the Meeting,  the persons named in the enclosed  proxy
(or their  substitutes)  may propose and approve one or more  adjournments  of the Meeting to permit further  solicitation of proxies.  All such adjournments will  require  the  affirmative  vote of a majority  of the shares  present in person or by proxy at the session of the Meeting to be adjourned.  The persons named as proxies on the proxy  ballots  (or their  substitutes)  will vote the
Shares  present  in  person  or  by  proxy  (including  broker  non-votes  and abstentions)  in favor of such an  adjournment  if they  determine  additional solicitation is warranted and in the interests of the Fund's  shareholders.  A vote may be  taken on one or more of the  proposals  in this  proxy  statement prior to any such  adjournment  if a quorum is present,  sufficient  votes for its approval have been received and it is otherwise appropriate.

                                    By Order of the Board of Trustees,

                                    Robert G. Zack, Secretary
                                    November 22, 2004